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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                       November 14, 2002
Date of earliest event reported:                      November 14, 2002


                         CORE MOLDING TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                               001-12505             31-1481870
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(State of Other Jurisdiction          (Commission            (IRS Employer
       of  Incorporation)             File Number)         Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                43228-0183
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(Address of Principle Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code     (614) 870-5000
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                           CORE MATERIALS CORPORATION
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          (Former Name of Former Address, if Changed Since Last Report)



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         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Core Molding Technologies, Inc. under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         All exhibits are furnished pursuant to Item 9.

         Exhibit
         Number                     Exhibit

         99(a) Certification of James L. Simonton, Chief Executive Officer of Core Molding Technologies, Inc., dated November 14, 2002, pursuant to 18 U.S.C. Section 1350.

         99(b) Certification of Herman F. Dick, Jr., Chief Financial Officer of Core Molding Technologies, Inc., dated November 14, 2002, pursuant to 18 U.S.C. Section 1350.

ITEM 9.  REGULATION FD DISCLOSURE

         On November 14, 2002, James L. Simonton, Chief Executive Officer of Core Molding Technologies, Inc. (the "Corporation") and Herman F. Dick, Jr., Chief Financial Officer of the Corporation, each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. Copies of the certifications are included in this Form 8-K as Exhibits 99(a) and 99(b).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Core Molding Technologies, Inc.
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                                                     (Registrant)




Date         11/14/02                 By     /s/   Herman F. Dick, Jr.
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                                                (Signature)

                                              Herman F. Dick, Jr.
                                        Treasurer and Chief Financial Officer






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Index of Exhibits:

         Exhibit
         Number                 Exhibit
         -------                -------

         99(a) Certification of James L. Simonton, Chief Executive Officer of Core Molding Technologies, Inc., dated November 14, 2002, pursuant to 18 U.S.C. Section 1350.

         99(b) Certification of Herman F. Dick, Jr., Chief Financial Officer of Core Molding Technologies, Inc., dated November 14, 2002, pursuant to 18 U.S.C. Section 1350.